EXHIBIT 21

                              ALLTEL Corporation
                        Subsidiaries of the Registrant

                                                                 State of
                                                               Incorporation
   TELEPHONE COMPANIES:

   ALLTEL Alabama, Inc.                                        Alabama
   ALLTEL Arkansas, Inc.                                       Arkansas
   ALLTEL Carolina, Inc.                                       North Carolina
   ALLTEL Florida, Inc.                                        Florida
   ALLTEL Georgia, Inc.                                        Georgia
   ALLTEL Georgia Communications Corp.                         Georgia
   ALLTEL Kentucky, Inc.                                       Kentucky
   ALLTEL Mississippi, Inc.                                    Mississippi
   ALLTEL Missouri, Inc.                                       Missouri
   ALLTEL New York, Inc.                                       New York
   ALLTEL Ohio, Inc.                                           Ohio
   ALLTEL Oklahoma, Inc.                                       Arkansas
   ALLTEL Pennsylvania, Inc.                                   Pennsylvania
   ALLTEL South Carolina, Inc.                                 South Carolina
   ALLTEL Tennessee, Inc.                                      Tennessee
   CP National Corporation                                     California
   Georgia ALLTEL Communicon Co.                               Illinois
   Georgia ALLTELCOM Co.                                       Indiana
   Georgia ALLTEL Telecom Inc.                                 Michigan
   Oklahoma ALLTEL, Inc.                                       Oklahoma
   Sugar Land Telephone Company                                Texas
   Texas ALLTEL, Inc.                                          Texas
   The Western Reserve Telephone Company                       Ohio
                                       28

  EXHIBIT 21
  ALLTEL Corporation
  Subsidiaries of the Registrant, continued

                                                                 State of
                                                               Incorporation
   OTHER COMPANIES:

   ALLTEL Communications, Inc.                                 Delaware
   ALLTEL Communications Group, Inc.                           Delaware
   ALLTEL Corporate Services, Inc.                             Delaware
   ALLTEL Distribution, Inc.                                   Delaware
   ALLTEL Holding, Inc.                                        Delaware
   ALLTEL International Holdings, Inc.                         Delaware
   ALLTEL Mobile Communications, Inc.                          Delaware
   ALLTEL Mobile Communications of Alabama, Inc.               Alabama
   ALLTEL Mobile Communications of Arkansas, Inc.              Arkansas
   ALLTEL Mobile Communications of the Carolinas, Inc.         North Carolina
   ALLTEL Mobile Communications of Florida, Inc.               Florida
   ALLTEL Mobile Communications of Georgia, Inc.               Georgia
   ALLTEL Mobile Communications of Missouri, Inc.              Missouri
   ALLTEL Mobile Communications of Nevada, Inc.                Nevada
   ALLTEL Mobile Communications of Northwest Arkansas, Inc.    Arkansas
   ALLTEL Mobile Communications of South Carolina, Inc.        South Carolina
   ALLTEL Mobile Communications of Southern Georgia, Inc.      Georgia
   ALLTEL Publishing Corporation                               Ohio
   ALLTEL Publishing Listing Management Corporation            Pennsylvania
   ALLTEL Supply, Inc.                                         Ohio
   ALLTEL Telephone Services Corporation                       Ohio
   Alma Cellular II, Inc.                                      Georgia
   Brantley Cellular Company                                   Georgia
   Cellular Investments, Inc.                                  Georgia
   Cellular Phone of Aiken-Augusta, Inc.                       South Carolina
   ITC Cellular Holdings, Inc.                                 Delaware
   Missouri Telephone Cellular Systems, Inc.                   Missouri
   Pembroke Cellular Company II, Inc.                          Georgia
   Planters Cellular Company                                   Georgia
   Southwest Missouri Cellular, Inc.                           Delaware
   Statesboro Cellular Company, Inc.                           Georgia
   Control Communications Industries, Inc.                     Delaware
   Dynalex, Inc.                                               California
   HWC Distribution Corp.                                      Delaware
   Houston Wire & Cable Company                                Texas
   Ocean Technology, Inc.                                      California
   OTI International, Inc.                                     California
   SLT Communications Supply Company                           Texas
   SLT Communications Construction & Sales Company             Texas
   Sygnis, Inc.                                                Arkansas
   Worldwide Electrical Sales, Inc.                            Texas
                                       29

  EXHIBIT 21
  ALLTEL Corporation
  Subsidiaries of the Registrant, continued

                                                                Country or
                                                                 State of
                                                               Incorporation
   OTHER COMPANIES (continued):

   ALLIED Information Services of the Philippines, Inc.        Philippines
   ALLTEL Information Services, Inc.                           Delaware
   ALLTEL Information Services International, Ltd.             Delaware
   ALLTEL Information Services International Holdings, Inc.    Delaware
   ALLTEL Information Services, Limited                        United Kingdom
   ALLTEL Information Services (France) SARL                   France
   ALLTEL Information Services (Germany) GmbH                  Germany
   ALLTEL Information Services (Hong Kong) Limited             Hong Kong
   ALLTEL Information (Mauritius) Inc.                         Mauritius
   ALLTEL Information Services (Netherlands) BV                Amsterdam
   ALLTEL Information Services (Thailand) Limited              Thailand
   ALLTEL International, Limited                               Jamaica
   ALLTEL International Resource Management, Inc.              Delaware
   ALLTEL Servicios de Informacion (Costa Rica) S.A.           Costa Rica
   Computer Power, Inc.                                        Florida
   CPI Datanet, Inc.                                           Delaware
   Vertex Banking Systems, Limited                             United Kingdom
   Vertex Business Systems, Inc.                               New York
                                       30